THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Jean-Marc Boillat

Director

Paul R. Brenner, Esq.[1]

Director

Alexandre de Takacsy

Director

Claude Frey

Director

Claus Helbig

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Michael Kraynak, Jr.[2]

Director

Didier Pineau-Valencienne[2,3]

Director

Stephen K. West, Esq.[2]

Director

Eric R. Gabus

Director Emeritus

Baron Hottinger

Director Emeritus

Rodolphe E. Hottinger

President

Chief Executive Officer

Rudolf Millisits

Senior Vice President

Chief Financial Officer

Philippe R. Comby,

CFA, FRM

Vice President

Edward J. Veilleux

Vice President

Secretary

Glen Fougere

Assistant Treasurer

Patrick J. Keniston

Chief Compliance Officer

[1] Audit Committee Chairman [2] Audit Committee Member	[3] Governance/Nominating Committee Chairman

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

(212) 332-7930

Administrator

Citi Fund Services, LLC

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in the Bahamas, Basel, Geneva, London, Lugano, Luxembourg, New York, Sion, Toronto, Vienna and Zurich.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday Edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Global Markets Review

With virtually every asset class, except U.S. Treasury securities, and the U.S. dollar under severe price pressure, investors are facing unprecedented times. Within a relatively short period of time, the global economy has turned from a reduction in risk premiums caused by a savings glut to an explosion of credit spreads caused by the lack of readily available cash. The flow of credit has nearly halted and solvency issues crippling financial intermediaries have severely impaired the short term funding capacity of the banking system.

Equity capital deficiencies have created illiquidity across a wide range of assets. To address this problem, governments across the globe have used the balance sheets of the central banks to prevent a cascade of banking failures.

It is now apparent that the so-called “debt super-cycle” of the U.S. economy has gone into reverse and that, consequently, savings must be rebuilt. As a result, much lower consumption levels have to be expected for years to come. While government efforts are addressing the liquidity issue for now and some of the solvency issues, these efforts have not yet resulted in making private credit more available. As a result the financial crisis is beginning to morph into a recession. Concerns about a banking collapse have been replaced with worries about a drastic reduction in earnings caused by a slow down in consumer spending and reductions in capital outlays.

Currency Review

During the quarter under review, the Swiss franc increased by 5% against the euro. The Swiss currency showed its value as a safe haven. It benefited as well from the unwinding of the carry trade. In addition investors are questioning the soundness of the euro as it faces its first recession. One indication that the euro is facing structural issues can be seen in the increased divergence in the cost of borrowing by the countries in the European Union.

The Japanese yen was the strongest currency as it benefited from the unwinding of the carry trade and this on a much larger scale than the Swiss franc. The yen also benefited from the fact that the Japanese banking system is not so much affected by the credit meltdown experienced in the Western world.

Since the beginning of the financial crisis, exports from the emerging market economies decelerated noticeably. Substantial amount of capital moved back to developed countries, therefore the availability of U.S. dollar has been reduced locally and emerging market currencies have seen significant weakness. For example, the Brazilian real depreciated by 24% versus the U.S. dollar from the end of July until the end of this September. The Indian rupee and the Russian ruble during the same period declined roughly 11% versus the U.S. dollar. The central banks of countries in Asia and South America have drawn down their reserves in support of their own currencies. The violent moves in the foreign exchange markets are expected to have a negative impact on the earnings of international companies.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Swiss Economic Notes

Driven primarily by strength in private consumption, the growth in Switzerland’s gross domestic product (“GDP”) for the second quarter was 1.5% (2.3% year-on-year), which was higher than expected and, significantly, higher than the growth rate in the European Union. Growth, however, is expected to decline materially in second half of year bringing the 2008 growth rate in between 1.5%-2.0% as both business and consumer sentiment indicators are pointing decisively lower. The financial intermediaries, the trade sector and the manufacturing sector, the largest contributors to Switzerland’s financial growth in the recent past, are now causes for concern. Financial intermediaries, as might be expected, are experiencing negative growth, while trade sector growth looks to be unsustainably high. This leaves most of the burden for continued GDP growth on the manufacturing sector which, at this stage, may have built too much capacity.

Slowing exports and continuing worries about the financial system will have a negative impact on the employment rate which, in turn, could weaken private consumption. The average forecast for Swiss GDP growth in 2009 has been reduced to about 0.7%. As a result, the Swiss National Bank (“SNB”) is expected to ease its three month LIBOR target rate anywhere from 50 to 75 basis points from the current range of 2.25% to 3.25%, reflecting the economic slowdown and a flight to quality by fixed income investors.

Central banks have coordinated their efforts to ease the pressure on global money markets. The SNB has actively participated both domestically and in U.S. dollars through a reciprocal currency arrangement with the U.S. Federal Reserve Bank.

The Swiss monetary base has been increasing at a relatively high rate, but the wider aggregates of the money supply (M1 and M2) have not expanded as much due to the slowing of the money multiplier. The easing of monetary conditions has yet to feed through the economy.

Corporate News

At the end of July, Roche made a cash offer to acquire all of the outstanding publicly held shares of Genentech at a price of $89 per share for a total investment of $43.7 billion. Roche justified the relatively low premium implied by its offering price by noting that it already owned the majority of Genentech and that a change of control premium was not required. However, a month later, a special committee of Genentech’s board of directors concluded that the proposal substantially undervalued Genentech and indicated it would not support the proposal. The committee left the door open for an offer that “recognizes the value of the company and reflects the significant benefits that would accrue to Roche as a result of full ownership.” Roche certainly stands to benefit from the deal by an increased sharing of intellectual properties, synergies in research and development and operational efficiencies. In addition, if the deal is consummated, Roche would not have to negotiate a new partnership agreement with Genentech

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

(perhaps on less favorable terms) to replace the one that is due to expire in 2015. Management believes that there is room for Roche to increase the price of the transaction given the potential for significant synergies and the elimination of the payments to minority interests. However, given the disarray in the banking system, the sheer size of the financing could make things more difficult.

In August, Companie Financière Richemont announced the details of a planned restructuring involving the spin-off of its interest in British American Tobacco. If its shareholders approve the transaction, the company will become a pure play in luxury goods, which should help to reduce its valuation discount as compared to the rest of the sector.

Novartis is well on the way to finalizing its acquisition of Speedel following its public offering early in the third quarter.

Review of the Swiss Market

Despite the turmoil being experienced in the largest Swiss banks, the defensive qualities of the Swiss market and the Swiss franc were evident in their relative performance during the first nine months of the year. While down by 18.88% for the period, the Swiss market, as measured in U.S. dollars, performed substantially better than the U.S. dollar returns of all of its European counterparts (Italy -32.93%; Germany -30.89%; the UK -29.29%; Spain -28.53%; and France -28.46%). In addition, the Swiss market turned in better results than the Japanese market (-20.62%), the emerging markets (-35.64%) and the U.S. (-19.27% as measured by the Standard & Poors 500 Index).

As might be expected in the early stage of an economic downturn, consumer cyclical stocks were the hardest hit, particularly the luxury goods sector. The slump in global trade had a predictably negative effect on the industrial and transportation sectors. The size of the decline indicates that global trade was arguably inflated. Freight forwarding companies such as Kuehne & Nagel, Panalpina, and companies involved in the inspection, testing and certification of export goods and services such as Société Générale de Surveillance have been under pressure.

The financial services sector, which was severely affected earlier in the year, had mixed performance in the third quarter. The capital adequacy remains the main concern. Companies such as Zurich Financial and Credit Suisse have less of a concern in that area at this stage than companies such as UBS, Swiss Re and Swiss Life.

Healthcare

The performance of the healthcare sector in the current market environment testifies to its defensive nature. With the broad pharmaceutical indexes declining less than 4% during the third quarter, the sector continues to perform relatively well. Novartis continued its positive momentum, outperforming Roche, in particular, and the SPI, in general, by nearly 10%.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Many companies look to acquisitions as a mean to diversify their pipelines and to reduce their risk exposure to generic drugs and to an increasingly competitive environment. Some pharmaceutical companies have already announced a reduction in their share buy-back programs in order to gain more flexibility for acquisitions. Additional strategic moves to reverse the deceleration of revenue growth for these companies include the redeployment of research and development resources into growth areas such as oncology and hypertension. High priority is also given to investments in emerging countries. Cost saving programs intended to preserve earnings growth are also part of the strategy and have been implemented by most companies, which are on track to achieve their targets. Novartis and Roche, for example, are on track to reduce costs by $1.6 billion and $0.8 billion, respectively, by 2010.

During the U.S. election campaigns, the U.S. healthcare system was much a part of the debate. Both candidates called for radical reforms including tax incentives, the promotion of therapeutic substitution and the import of low cost generic drugs. It remains to be seen how high these priorities will be on the next president’s agenda, given the current economic crisis.

Share prices of biotech companies enjoyed positive returns during the quarter, although the share prices of the smaller companies experienced high volatility. Basilea and Addex, the Fund’s two largest biotech positions, have progressed as planned. They have secure balance sheets with no immediate need for fresh capital. This situation also comfortably places them in a position to negotiate attractive terms in deals with large pharmaceutical groups.

The medical technology sector, particularly dental implants and hearing aid manufacturers, remain exposed to the economic slowdown due to declining consumer sentiment. The disappointing stock performance of Swiss mid-cap companies such as Nobel Biocare and Straumann indicates that the cyclicality of their business models is higher than expected.

Private Equity

As of September 30th, private equity investments represented 0.8% of the Fund assets, invested in two limited partnerships active in buy-outs and venture capital. The total investment, including undrawn commitments, represented 3.5% of the portfolio.

Management has been pleased with both investments. Zurmont Madison is active in the niche family owned business and spin-off candidates from corporations. Zurmont Madison targets companies with sales in between 50 to 250 million Swiss francs. In contrast to the mega transactions, which are directly affected by the credit crisis (more than 60 deals announced in 2007, for an aggregate amount of USD 180 billion, have been abandoned), the mid-market buy-out segment should benefit from attractive valuations, with deals made with manageable debt to equity ratio.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Opportunities to strike favorable private equity deals today are numerous. High quality late stage companies, some already profitable with proven business models, cannot currently access the public capital markets. With credit in short supply, these companies are finding it more difficult to strike deals with strategic investors without conditions which they may find unappealing. As a result, they are contemplating additional rounds of private capital financing. Under these conditions, the Fund should have more opportunities to see high quality deals and should be in a position to carefully select the most promising ones.

Fund Performance and Investments Review

The Fund has had very low exposure to financial service companies for some time. After the bailout of Fannie Mae and Freddie Mac, the Fund added some positions in the insurance industry. Later, as the credit crisis intensified, it became more evident that even the high quality bond portfolios of these institutions would be affected creating a potential shortfall in capital and downgrades in rating, management started to hedge these positions.

As it became apparent that the credit market freeze would affect the rest of the economy, the Fund drastically reduced its exposure to the industrial and consumer cyclical portion of its portfolio. In addition, special attention was given to companies with high exposure to emerging markets due to management’s conviction that the next stage of the crisis was going to affect the currencies of these countries.

On the other hand, the Fund maintained relatively high exposure to the energy sector through its investment in utilities, and in agricultural business plays such as Syngenta. This exposure had a negative impact on the Fund’s performance.

Management implemented a more systematic hedging of market risk through the use of protective put options on individual positions and on market indexes. While no specific limit on hedges has been set, the goal has been to protect the Fund’s assets in an efficient manner. In timing the placement of its hedges, management considered the valuation of the stock market in relation to the valuation of the credit market and the identification of temporary performance issues for specific stocks in the Fund’s portfolio. While, broadly speaking, the results of the hedging activity were positive, they were, at times, challenged by the huge swings in market volatility and sudden rallies sparked by government intervention and the covering of short positions.

The volatility of the net asset value of the Fund has been kept well below the volatility of the Swiss Performance Index (“SPI”). The Fund’s annualized volatility for the 100 days prior to the end of the quarter measured 15.5% as compared to 22% for the SPI. This lower volatility level indicates that the changes made to the Fund’s investment policy in 2006 (permitting certain options transactions and private equity investments), have in fact reduced some of its risk, which is encouraging.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Peer Group/Indexes Performance Comparison in Swiss Francs[1]
	Total return YTD as of 9/30/08	Total return as of year ended December 31												Cumulative Performance 12/31/96- 9/30/08
		2007		2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Swiss Helvetia Fund	-20.19%	-2.67%	*	20.56%	33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	135.32*

Swiss Performance Index (SPI)	-19.66%	-0.05%		20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	121.50%

Swiss Market Index (SMI)	-21.56%	-3.43%		15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	68.82%

iShares Switzlerland[2]	-18.53%	-0.97%		20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	84.02%

CS EF Swiss Blue Chips[3,7]	-21.58%	-1.66%		18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	77.90%

UBS (CH) Equity Fund[4,7]	-19.66%	-2.55%		18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	78.84%

Pictet (CH) - Swiss Equities [5,7]	-21.80%	1.94%		19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	90.44%

Saraswiss (Bank Sarasin)[6,7]	-20.48%	-2.86%		18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	67.51%

Sources : Bloomberg, management companies’ websites and Citi Fund Services, LLC.

1Performance of funds is based on changes in each fund’s NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

2 Shares of iShares MSCI Switzerland are traded on the New York Stock Exchange and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland index. These stocks represent Switzerland’s largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland’s publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 9/30/08 = 1.12

3 This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

4 This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

5 This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.

6 This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.

7 These funds are not available for U.S. residents or citizens.

Past performance is no guarantee of future results.

* Not including the rights offering dilution, the NAV performance of 2007 was 4.00% resulting in a cumulative performance of 151.44% as of 9/30/08 in Swiss Franc terms.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Indexes Performance Comparison

Year to Date December 31, 2007 Through September 30, 2008
Performance in Swiss Francs

Swiss Performance Index (SPI)	-19.66%

Swiss Helvetia Fund

Based on Net Asset Value	-20.19%

Change In U. S. Dollar vs. Swiss Franc	- 0.96%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	-19.41%

Based on Market Price	-22.94%

S & P 500 Index	-19.27%

MSCI EAFE Index	-29.26%

Lipper European Fund Index (10 Largest)	-28.52%

Lipper European Fund Universe Average	-31.17%
Source:	Citi Fund Services, LLC

Outlook

The world economic order is being structurally re-balanced away from growth driven by the U.S. consumer. The current process of de-leveraging is the result of a reduction in the U.S. current account deficit, a condition that had been pushed to the extreme. During this adjustment period, accidents are prone to happen. Governments will continue to inject liquidity and provide support to meet the short-term funding needs of financial institutions. International collaboration in the design of a new policy framework is encouraging and with the sizable currency reserves in the emerging markets being put to work, the system should be greatly stabilized. Nevertheless, during this period of de-leveraging and liquidation, volatility in global stock markets is expected to stay at high levels.

The intervention of governments and central banks, which was designed to prevent extreme tensions in the monetary and inter-bank markets, could have unintended consequences that are difficult to foresee. Examples could be an increase in volatility across the board; a widening in debt spreads in non-financial sectors, as investors turn to the safety of state guaranteed bank loans; and eventually an increase in inflation in reaction to the substantial increase in the monetary supply. For the equity markets to improve in a sustainable manner, the inter-banking system and the commercial paper markets will have to improve as a first step, allowing corporations to access short term financing at a reasonable cost. While this is the goal of current government policies, the next step will be to stimulate demand and to get banking systems to resume lending.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

In this difficult context, the strategy of the Fund will be to concentrate on balance sheet quality as the primary criteria for selecting investments. The Fund has a high cash reserve to take advantage of upcoming investment opportunities, notably in companies gaining market shares from competitors weakened by the current credit crunch.

Sincerely,

Rodolphe E. Hottinger

President and Chief Executive Officer

Rudolf Millisits

Senior Vice President and Chief Financial Officer

September 30, 2008

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	September 30, 2008

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 83.51%

Banks — 2.75%

20,407	Bank Sarasin & Cie AG Registered Shares	$778,060	0.16%
	Offers private banking, asset management, investment advisory, and institutional banking services. (Cost $764,604)

172,500	Credit Suisse Group[1] Registered Shares	7,676,923	1.52%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $4,523,886)

329,075	UBS AG1,2 Registered Shares	5,417,814	1.07%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $2,242,403)

		13,872,797	2.75%

Basic Resources — 0.58%

26,236	Precious Woods Holding AG2 Registered Shares	1,790,015	0.35%
	Through subsidiaries, manages tropical forests using ecologically sustainable forest management methods. Harvests tropical trees and processes them into lumber. (Cost $2,107,307)

No. of Shares	Security	Fair Value	Percent of Net Assets

Basic Resources — (continued)

75,000	UMS Schweizerische Metallwerke Holding AG2 Bearer Shares	$1,150,501	0.23%
Produces profiles and large dimension rods for electrical engineering, mechanical engineering, and construction companies, lead-free brass wire for batteries, billets and small diameter wire and rods for the consumer goods and electronics industries.
	(Cost $1,655,850)

		2,940,516	0.58%

Biotechnology — 9.96%

124,655	Actelion, Ltd.[1,2] Registered Shares	6,348,094	1.26%
	Biotechnology company that develops and markets synthetic small-molecule drugs against diseases related to the endothelium. (Cost $1,815,945)

314,860	Addex Pharmaceuticals, Ltd.[2] Registered Shares	13,198,145	2.61%
	Bio-pharmaceutical company that discovers, develops, and markets therapeutic compounds for the treatment of addiction and other neuropsychiatric conditions. (Cost $16,016,264)

10,000	Bachem Holding AG Registered Shares	789,298	0.16%
	Manufactures ingredients for pharmaceuticals, generic drugs, and research supplies. (Cost $833,329)

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2008

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Biotechnology — (continued)

131,250	Basilea Pharmaceutica[1,2] Registered Shares	$19,314,381	3.83%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $18,117,602)

10,000	Santhera Pharmaceuticals[2] Registered Shares	397,324	0.08%
	Drug discovery and development company. (Cost $948,284)

81,903	Speedel Holding AG2 Registered Shares	10,219,157	2.02%
	Researches and develops therapies for cardiovascular and metabolic diseases. (Cost $10,812,921)

		50,266,399	9.96%

Chemicals — 4.94%

117,931	Syngenta AG1 Registered Shares	24,948,257	4.94%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $12,466,047)

		24,948,257	4.94%

Construction & Materials — 0.20%

1,141	Belimo Holding AG Registered Shares	1,007,438	0.20%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $222,726)

		1,007,438	0.20%

No. of Shares	Security	Fair Value	Percent of Net Assets

Food & Beverages — 18.88%

2,690	Barry Callebaut AG Registered Shares	$1,611,001	0.32%
	Manufactures cocoa, chocolate, and confectionary products. (Cost $1,374,087)

290	Lindt & Sprungli AG Registered Shares	7,823,857	1.55%
	Major manufacturer of premium Swiss chocolates. (Cost $1,141,585)

1,997,000	Nestle SA1 Registered Shares	85,846,511	17.01%
	Largest food and beverage processing company in the world. (Cost $27,020,121)

		95,281,369	18.88%

Industrial Goods & Services — 2.07%

446,457	ABB, Ltd. Registered Shares	8,409,518	1.67%
	The holding company for ABB Group, which is one of the largest electrical engineering firms in the world. (Cost $4,789,336)

6,440	Inficon Holding AG Registered Shares	712,205	0.14%
	Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring system. (Cost $581,616)

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2008

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

11,648	Komax Holding AG Registered Shares	$1,297,512	0.26%
Manufactures wire processing machines. Produces machines for cutting and tripping round and flat wire, crimping and insertion machines for processing single wires and equipment for processing wire harnesses.
	(Cost $1,789,079)

		10,419,235	2.07%

Insurance — 7.71%

28,000	Baloise Holding AG Registered Shares	1,877,904	0.37%
	Offers group and individual life, health, accident, liability, property and transportation insurance (Cost $2,095,588)

180,000	Swiss Re Registered Shares	9,744,481	1.93%
	Offers reinsurance and insurance linked financial market products (Cost $11,038,198)

100,000	Zurich Financial Services AG Registered Shares	27,290,970	5.41%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $26,057,885)

		38,913,355	7.71%

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Technology — 0.98%

150,000	Nobel Biocare Holding AG Registered Shares	$4,957,860	0.98%
	Develops and produces dental implants and dental prosthetics (Cost $5,265,016)

		4,957,860	0.98%

Personal & Household Goods — 0.15%

14,972	Schulthess Group Registered Shares	754,442	0.15%
	Develops, manufactures, and sells household appliances and heating equipment. (Cost $1,200,040)

		754,442	0.15%

Pharmaceuticals — 21.46%

891,300	Novartis AG1 Registered Shares	46,542,355	9.23%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $14,613,905)

396,600	Roche Holding AG1 Non-voting equity securities	61,722,809	12.23%
	Worldwide pharmaceutical company. (Cost $12,550,849)

		108,265,164	21.46%

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2008

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Real Estate & Infrastructure — 0.15%

12,000	Orascom Development Holding AG2	$758,261	0.15%
	Through its subsidiary, offers real estate, infrastructure, and leisure services. (Cost $1,925,937)

		758,261	0.15%

Retailers — 1.72%

17,550	Galenica AG1 Registered Shares	6,229,565	1.24%
	Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $2,147,767)

1,100	Jelmoli Holding AG Bearer Shares	2,431,037	0.48%
	Owns and operates department and retail stores and provides mail-order catalog and real estate leasing services. (Cost $1,779,341)

		8,660,602	1.72%

Technology — 1.63%

441,200	Temenos Group AG2 Registered Shares	8,223,929	1.63%
	Provides integrated software for the banking sector. (Cost $8,486,650)

		8,223,929	1.63%

No. of Shares	Security	Fair Value	Percent of Net Assets

Utility Suppliers — 10.33%

35,023	Atel Holding, Ltd.	$17,882,424	3.54%
	Generates, transmits and distributes electricity throughout Europe. (Cost $16,949,030)

100,817	BKW FMB Energie AG Registered Shares	10,340,205	2.05%
	Produces electricity using nuclear, hydroelectric, solar, biomass and wind energy. (Cost $5,171,057)

28,095	Centralschweizerische Kraftwerke AG Registered Shares	13,330,247	2.64%
	Supplies electric power, operates and maintains distribution network facilities, constructs and installs equipment, and offers consulting services to its clients. (Cost $8,416,552)

1,500	Electrizitaets-Gesellschaft Laufenburg AG Bearer Shares	1,672,241	0.33%
	Operates nuclear and hydroelectric generating plants and sells excess power throughout Europe. (Cost $1,970,882)

5,000	Raetia Energie AG Participation Certificate	1,863,991	0.37%
	Generates and distributes electric power from its own hydroelectric stations, as well as from outside nuclear power suppliers of electric power. (Cost $2,035,541)

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2008

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Utility Suppliers — (continued)

3,110	Romande Energie Holding SA Registered Shares	$7,045,173	1.40%
	Distributes electricity in the Canton of Vaud, provides repair and other electrical services to its customers. (Cost $7,533,642)

		52,134,281	10.33%

	Total Common Stocks (Cost $238,460,872)*	421,403,905	83.51%

Private Equity Investments[3] — 0.84%

	Aravis Venture II – Limited Partnership (471,900 Euro)[2,3,4]	662,855	0.13%

	Zurmont Madison Private Equity, Limited Partnership (3,996,768 CHF)[2,3,4]	3,564,564	0.71%

	Total Private Equity Investments (Cost $4,467,945)	4,227,419	0.84%

Call Warrants — 0.09%

1,250,000	Galenica AG Expires 12/19/08 at 400.00 CHF	167,224	0.03%

5,000,000	Novartis AG Expires 10/17/08 at 60.00 CHF	312,152	0.06%

	Total Call Warrants (Cost $1,642,807)	479,376	0.09%

No. of Shares	Security	Fair Value	Percent of Net Assets

Put Warrants — 2.04%

10,870,000	SMIM Price Index Expires 12/19/08 at 250.00 CHF	$3,296,143	0.66%

2,200,000	SMIM Price Index Expires 12/19/08 at 300.00 CHF	706,354	0.14%

12,000,000	Swiss Leader Index Expires 01/16/09 at 20.00 CHF	4,494,983	0.89%

1,600,000	Swiss Re Expires 12/19/08 at 55.00 CHF	499,443	0.10%

2,700,000	Syngenta AG Expires 12/19/08 at 241.00 CHF	1,011,371	0.20%

3,000,000	Zurich Financial Services AG Expires 12/19/08 at 250.00 CHF	267,559	0.05%

	Total Put Warrants (Cost $8,856,178)	10,275,853	2.04%

	Total Investments (Cost $253,427,802)*	436,386,553	86.48%

	Other Assets less Other Liabilities, net	68,217,946	13.52%

	Net Assets	$504,604,499	100.0%

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Private equity investments are priced at fair value as determined by the Board’s valuation committee. At the end of the period, the value of these securities amounted to $4,227,419 or 0.84% of net assets.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2008

[4]

Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities. At the end of the period the value of these securities amounted to $4,227,419 or 0.84% of net assets. Additional information on restricted securities is as follows:

Security	Acquisition Date	Acquisition Cost	Acquisition Value per unit
Aravis Venture II, LP	July 31, 2007	$205,328	$1.00
Aravis Venture II, LP	February 21, 2008	399,343	1.00
Aravis Venture II, LP	August 4, 2008	81,013	1.00
Zurmont Madison Private Equity, LP	September 13, 2007	123,646	1.00
Zurmont Madison Private Equity, LP	December 17, 2007	109,210	1.00
Zurmont Madison Private Equity, LP	February 28, 2008	3,225,332	1.00
Zurmont Madison Private Equity, LP	April 14, 2008	169,431	1.00
Zurmont Madison Private Equity, LP	June 26, 2008	154,642	1.00

		$4,467,945

*	Cost for Federal income tax purposes is $253,427,802 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$194,951,403
Gross Unrealized Depreciation	(11,992,652)

Net Unrealized Appreciation	$182,958,751

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”.) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets

Level 2—other significant inputs (including quoted prices of similar securities, interest rates, prepayments speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2008:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$421,403,905
Level 2—Other Significant Observable Inputs	10,755,229
Level 3—Significant Unobservable	4,227,419

Total Investments	$436,386,553

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	September 30, 2008

The following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of 12/31/2007	$1,230,949
Accrued Accretion / (Amortization)	—
Change in Unrealized Appreciation / (Depreciation)	(176,868)
Net Purchase / (Sales)	3,173,338
Transfers In / (Out) of Level 3	—

Balance as of 9/30/2008	$4,227,419

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust

Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Quarterly Report

For the

Period Ended

September 30, 2008